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                                                               Exhibit 23.1
                                               Consent of Deloitte & Touche

          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of The Harper Group, Inc. on Form S-8 of our reports dated March 17, 1994 appearing in and incorporated by reference in The Harper Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1993.


          /s/ Deloitte & Touche
          San Francisco, California
          April 11, 1994